Exhibit 4.6



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                             Sonic Automotive, Inc.,
                                    as Issuer

                                       and

                     The Subsidiary Guarantors named herein,
                            as Subsidiary Guarantors

                                       TO

                                     Trustee


                                 --------------


                                SENIOR INDENTURE

                          Dated as of __________, 2000


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

                                TABLE OF CONTENTS

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
                                                                                                           Page No.
                                                                                                           --------
ARTICLE ONE  DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION..............................................2
         SECTION 101.  Definitions................................................................................2
         SECTION 102.  Compliance Certificates and Opinions......................................................12
         SECTION 103.  Form of Documents Delivered to Trustee....................................................13
         SECTION 104.  Acts of Holders; Record Dates.............................................................14
         SECTION 105.  Notices, Etc., to Trustee and Company.....................................................15
         SECTION 106.  Notice to Holders; Waiver.................................................................16
         SECTION 107.  Conflict with Trust Indenture Act.........................................................16
         SECTION 108.  Effect of Headings and Table of Contents..................................................16
         SECTION 109.  Successors and Assigns....................................................................16
         SECTION 110.  Separability Clause.......................................................................17
         SECTION 111.  Benefits of Indenture.....................................................................17
         SECTION 112.  Governing Law.............................................................................17
         SECTION 113.  Legal Holidays............................................................................17

ARTICLE TWO  SECURITY FORMS......................................................................................17
         SECTION 201.  Forms Generally...........................................................................17
         SECTION 202.  Form of Face of Security..................................................................18
         SECTION 203.  Form of Reverse of Security...............................................................20
         SECTION 204.  Form of Subsidiary Guarantee..............................................................24
         SECTION 205.  Form of Legend for Global Securities......................................................24
         SECTION 206.  Form of Trustee's Certificate of Authentication...........................................25

ARTICLE THREE  THE SECURITIES....................................................................................25
         SECTION 301.  Amount Unlimited; Issuable in Series......................................................25
         SECTION 302.  Denominations.............................................................................28
         SECTION 303.  Execution, Authentication, Delivery and Dating............................................28
         SECTION 304.  Temporary Securities......................................................................30
         SECTION 305.  Registration, Registration of Transfer and Exchange.......................................30
         SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities..........................................32
         SECTION 307.  Payment of Interest; Interest Rights Preserved............................................33
         SECTION 308.  CUSIP Numbers.............................................................................34
         SECTION 309.  Persons Deemed Owners.....................................................................34
         SECTION 310.  Cancellation..............................................................................34
         SECTION 311.  Computation of Interest...................................................................35

ARTICLE FOUR  SATISFACTION AND DISCHARGE.........................................................................35
         SECTION 401.  Satisfaction and Discharge of Indenture...................................................35
         SECTION 402.  Application of Trust Money................................................................36

ARTICLE FIVE  REMEDIES...........................................................................................36
         SECTION 501.  Events of Default.........................................................................36
         SECTION 502.  Acceleration of Maturity; Rescission and Annulment........................................38
         SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee...........................39
         SECTION 504.  Trustee May File Proofs of Claim..........................................................40
         SECTION 505.  Trustee May Enforce Claims Without Possession of Securities...............................41
         SECTION 506.  Application of Money Collected............................................................41
         SECTION 507.  Limitation on Suits.......................................................................42
         SECTION 508.  Unconditional Right of Holders to Receive Principal, Premium and Interest.................42

                                       i
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
         SECTION 509.  Restoration of Rights and Remedies........................................................43
         SECTION 510.  Rights and Remedies Cumulative............................................................43
         SECTION 511.  Delay or Omission Not Waiver..............................................................43
         SECTION 512.  Control by Holders........................................................................43
         SECTION 513.  Waiver of Past Defaults...................................................................44
         SECTION 514.  Undertaking for Costs.....................................................................44
         SECTION 515.  Waiver of Usury, Stay or Extension Laws...................................................44
         SECTION 516.  Remedies Subject to Applicable Law........................................................45

ARTICLE SIX  THE TRUSTEE.........................................................................................45
         SECTION 601.  Certain Duties and Responsibilities.......................................................45
         SECTION 602.  Notice of Defaults........................................................................46
         SECTION 603.  Certain Rights of Trustee.................................................................47
         SECTION 604.  Not Responsible for Recitals or Issuance of Securities....................................48
         SECTION 605.  May Hold Securities.......................................................................48
         SECTION 606.  Money Held in Trust.......................................................................49
         SECTION 607.  Compensation and Reimbursement............................................................49
         SECTION 608.  Conflicting Interests.....................................................................49
         SECTION 609.  Corporate Trustee Required; Eligibility...................................................50
         SECTION 610.  Resignation and Removal; Appointment of Successor.........................................50
         SECTION 611.  Acceptance of Appointment by Successor....................................................52
         SECTION 612.  Merger, Conversion, Consolidation or Succession to Business...............................52
         SECTION 613.  Preferential Collection of Claims Against Company and Guarantors..........................53
         SECTION 614.  Appointment of Authenticating Agent.......................................................53

ARTICLE SEVEN  HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY.................................................54
         SECTION 701.  Company to Furnish Trustee Names and Addresses of Holders.................................54
         SECTION 702.  Disclosure of Names and Addresses of Holders..............................................55
         SECTION 703.  Reports by Trustee........................................................................55
         SECTION 704.  Reports by Company and Guarantors.........................................................55

ARTICLE EIGHT  CONSOLIDATION, MERGER OR SALE OF ASSETS...........................................................56
         SECTION 801.  Company and Guarantors May Consolidate, Etc., Only on Certain Terms.......................56
         SECTION 802.  Successor Substituted.....................................................................58

ARTICLE NINE   SUPPLEMENTAL INDENTURES...........................................................................59
         SECTION 901.  Supplemental Indentures and Agreements Without Consent of Holders.........................59
         SECTION 902.  Supplemental Indentures With Consent of Holders...........................................60
         SECTION 903.  Execution of Supplemental Indentures......................................................61
         SECTION 904.  Effect of Supplemental Indentures.........................................................62
         SECTION 905.  Conformity with Trust Indenture Act.......................................................62
         SECTION 906.  Reference in Securities to Supplemental Indentures........................................62

ARTICLE TEN  COVENANTS...........................................................................................62
         SECTION 1001.  Payment of Principal, Premium and Interest...............................................62
         SECTION 1002.  Maintenance of Office or Agency..........................................................63
         SECTION 1003.  Money for Securities Payments to Be Held in Trust........................................63
         SECTION 1004.  Statement by Officers as to Default......................................................64
         SECTION 1005.  Existence................................................................................65
         SECTION 1006.  Maintenance of Properties................................................................65
         SECTION 1007.  Payment of Taxes and Other Claims........................................................65
         SECTION 1008.  Maintenance of Insurance.................................................................66
         SECTION 1009.  Waiver of Certain Covenants..............................................................66

ARTICLE ELEVEN  REDEMPTION OF SECURITIES.........................................................................66
         SECTION 1101.  Applicability of Article.................................................................66
         SECTION 1102.  Election to Redeem; Notice to Trustee....................................................67

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
         SECTION 1103.  Selection by Trustee of Securities to Be Redeemed........................................67
         SECTION 1104.  Notice of Redemption.....................................................................68
         SECTION 1105.  Deposit of Redemption Price..............................................................68
         SECTION 1106.  Securities Payable on Redemption Date....................................................68
         SECTION 1107.  Securities Redeemed in Part..............................................................69

ARTICLE TWELVE  [INTENTIONALLY DELETED]..........................................................................69

ARTICLE THIRTEEN  SUBSIDIARY GUARANTEE...........................................................................69
         SECTION 1301.  Applicability of Article.................................................................69
         SECTION 1302.  Subsidiary Guarantee.....................................................................70
         SECTION 1303.  Execution and Delivery of Subsidiary Guarantees..........................................71
         SECTION 1304.  Release of Guarantors....................................................................72
         SECTION 1305.  Additional Guarantors....................................................................72

ARTICLE FOURTEEN  [INTENTIONALLY DELETED]........................................................................73

ARTICLE FIFTEEN  DEFEASANCE AND COVENANT DEFEASANCE..............................................................73
         SECTION 1501.  Company's Option to Effect Defeasance or Covenant Defeasance.............................73
         SECTION 1502.  Defeasance and Discharge.................................................................73
         SECTION 1503.  Covenant Defeasance......................................................................74
         SECTION 1504.  Conditions to Defeasance or Covenant Defeasance..........................................74
         SECTION 1505.  Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous
                        Provisions...............................................................................77
         SECTION 1506.  Reinstatement............................................................................77

ARTICLE SIXTEEN  SINKING FUNDS...................................................................................78
         SECTION 1601.  Applicability of Article.................................................................78
         SECTION 1602.  Satisfaction of Sinking Fund Payments with Securities....................................78
         SECTION 1603.  Redemption of Securities for Sinking Fund................................................78

SCHEDULE 1  GUARANTORS...........................................................................................81

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                              SONIC AUTOMOTIVE INC.

          CERTAIN SECTIONS OF THIS INDENTURE RELATING TO SECTIONS 310 THROUGH 318, INCLUSIVE, OF THE TRUST INDENTURE ACT OF 1939:

TRUST INDENTURE
ACT SECTION                                                            INDENTURE SECTION
Sections 310.....(a) (1)................................................................609
                 (a) (2) ...............................................................609
                 (a) (3)................................................................Not Applicable
                 (a) (4)................................................................Not Applicable
                 (b)....................................................................608
Sections 311     (a)....................................................................613
                 (b)....................................................................613
Section 312      (a)....................................................................701
                 .......................................................................702
                 (b)....................................................................702
                 (c)....................................................................702
Sections 313     (a)....................................................................703
                 (b)....................................................................703
                 (c)....................................................................703
                 (d)....................................................................703
Sections 314     (a)....................................................................704
                 (a) (4)................................................................101
                 .......................................................................1004
                 (b)....................................................................Not Applicable
                 (c) (1)................................................................102
                 (c) (2)................................................................102
                 (c) (3)................................................................Not Applicable
                 (d)....................................................................Not Applicable
                 (e)....................................................................102
Sections 315     (a)....................................................................601
                 (b)....................................................................602
                 (c)....................................................................601
                 (d)....................................................................601
                 (e)....................................................................514
Sections 316     (a)....................................................................101
                 (a) (1) (A)............................................................502
                 .......................................................................512
                 (a) (1) (B)............................................................513
                 (a) (2)................................................................Not Applicable
                 (b)....................................................................508
                 (c)....................................................................104
Sections 317     (a) (1)................................................................503
                 (a) (2)................................................................504
                 (b)....................................................................1003
Sections 318     (a)....................................................................107

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

         INDENTURE, dated as of _____________, 2000, among Sonic Automotive, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 5401 East Independence Boulevard, Charlotte, North Carolina 28212, each of the Guarantors (as hereinafter defined) and ______________________________, as Trustee (the "Trustee").


                   RECITALS OF THE COMPANY AND THE GUARANTORS

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

         Each Guarantor has duly authorized the issuance of a guarantee of the Securities, and to provide therefore, each guarantor has duly authorized the execution and delivery of this Indenture to provide for its guarantee of the Securities to the extent provided in or pursuant to this Indenture.

         This Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act.

         All acts and things necessary have been done to make (i) the Securities, when duly issued and executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, (ii) the guarantees, when executed by each of the Guarantors and delivered hereunder, the valid obligation of each of the Guarantors and (iii) this Indenture a valid agreement of the Company and each of the Guarantors in accordance with the terms of this Indenture.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.  Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided herein or in any supplemental indenture or unless the context otherwise requires:

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                  (1) the terms defined in this Article have the meanings
         assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

                  (4) all references to $, US$, dollars or United States dollars shall refer to the lawful currency of the United States of America;

                  (5) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

                  (6) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "Act," when used with respect to any Holder, has the meaning specified in Section 104.

         "Affiliate" means, with respect to any specified Person: (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; (ii) any other Person that owns, directly or indirectly, 5% or more of such specified Person's Capital Stock or any officer or director of any such specified Person or other Person or, with respect to any natural Person, any person having a relationship with such Person by blood, marriage or adoption not more remote than first cousin; or
(iii) any other Person 5% or more of the Voting Stock of which is beneficially owned or held directly or indirectly by such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

         "Board of Directors" means, with respect to the Company, either the board of directors of the Company or any committee of that board duly authorized to act for it in respect hereof, and with respect to any Guarantor, either the board of directors of such Guarantor or any committee of that board duly authorized to act for it in respect hereof.

         "Board Resolution" means, with respect to the Company or a Guarantor, a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or such Guarantor, as the case may be, to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day," when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions or trust companies in that Place of Payment are authorized or obligated by law, regulation or executive order to close.

         "Capital Lease Obligation" of any Person means any obligation of such Person and its Subsidiaries on a consolidated basis under any capital lease of real or personal property which, in accordance with generally accepted accounting principles, has been recorded as a capitalized lease obligation.

         "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock or other equity interests whether now outstanding or issued after the date hereof, partnership interests (whether general or limited), any other interest or participation that confers on a Person that right to receive a share of the profits and losses of, or distributions of assets of (other than a distribution in respect of Indebtedness), the issuing Person and any rights (other than debt securities convertible into Capital Stock), warrants or options exchangeable for or convertible into such Capital Stock.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Securities Act, Exchange Act and Trust Indenture Act, then the body performing such duties at such time.

         "Commodity Price Protection Agreement" means any forward contract, commodity swap, commodity option or other similar financial agreement or arrangement relating to, or the value, which is dependent upon, fluctuations in commodity prices.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President, its Chief Executive Officer, its Chief Financial Officer or a Vice President (regardless of Vice Presidential designation), and by any one of its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Corporate Trust Office" means the office of the Trustee or an Affiliate or agent thereof at which at any particular time the corporate trust business for the purposes of this Indenture shall be principally administered, which office at the date of execution of this Indenture is located at
______________________________________________________.

         "Corporation" means a corporation, association, company, joint-stock company or business trust.

         "Covenant Defeasance" has the meaning specified in Section 1503.

         "Currency Hedging Agreements" means one or more of the following agreements which shall be entered into by one or more financial institutions: foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values.

         "Default" means any event which is, or after notice or passage of any time or both would be, an Event of Default.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Defeasance" has the meaning specified in Section 1502.

         "Defeasance Redemption Date" has the meaning specified in Section 1504.

         "Defeased Securities" has the meaning specified in Section 1501.

         "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301.

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated by the Commission thereunder.

         "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's-length free market transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy. Fair Market Value shall be determined by the Board of Directors of the Company acting in good faith and shall be evidenced by a Board Resolution.

         "Global Security" means a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 205 (or such legend as may be specified as contemplated by Section 301 for such Securities).

         "Guaranteed Debt" of any Person means, without duplication, all Indebtedness of any other Person referred to in the definition of Indebtedness below guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to, or in any other manner invest in, the debtor (including any agreement to pay for property or services without requiring that such property be received or such services be rendered), (iv) to maintain working capital or equity capital of the debtor, or otherwise to maintain the net worth, solvency or other financial condition of the debtor or to cause such debtor to achieve certain levels of financial performance or (v) otherwise to assure a creditor against loss; provided that the term "guarantee" shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

         "Guarantors" means (i) the subsidiaries listed in Schedule I hereto;
(ii) any successor of the foregoing; and (iii) each other Subsidiary of the Company that becomes a Guarantor in accordance with Section 1305 hereof; in each case (i), (ii) and (iii) until such Guarantor ceases to be such in accordance with Section 1304 hereof.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indebtedness" or "Debt" means, with respect to any Person, without duplication, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities arising in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit issued under letter of credit facilities, acceptance facilities or other similar facilities,
(ii) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade payables arising in the ordinary course of business, (iv) all obligations of such Person under Interest Rate Agreements, Currency Hedging Agreements or Commodity Price Protection Agreements of such Person, (v) all Capital Lease Obligations of such Person, (vi) all Indebtedness referred to in clauses (i) through (v) above of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
by) any Lien, upon or with respect to property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (vii) all Guaranteed Debt of such Person, (viii) all Redeemable Capital Stock issued by such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends, (ix) Preferred Stock of any Significant Subsidiary of the Company which is not a Guarantor and (x) any amendment, supplement, modification, deferral, renewal, extension, refunding or refinancing of any liability of the types referred to in clauses (i) through
(ix) above. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the Fair Market Value of such Redeemable Capital Stock, such Fair Market Value to be determined in good faith by the board of directors of the issuer of such Redeemable Capital Stock.

         "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

         "Initial Period" has the meaning specified in Section 1204.

         "Interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Interest Rate Agreements" means one or more of the following agreements which shall be entered into by one or more financial institutions: interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements) and/or other types of interest rate hedging agreements from time to time.

         "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

         "Lien" means any mortgage or deed of trust, charge, pledge, lien (statutory or otherwise), privilege, security interest, assignment, deposit, arrangement, easement, hypothecation, claim, preference, priority or other encumbrance upon or with respect to any property of any kind (including any conditional sale, capital lease or other title retention agreement, any leases in the nature thereof, and any agreement to give any security interest), real or personal, movable or immovable, now owned or hereafter acquired. A Person will be deemed to own subject to a Lien any property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease Obligation or other title retention agreement.

         "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Notice of Default" means a written notice of the kind specified in
Section 501(4).

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, the Chief Executive Officer, the Chief Financial Officer or a Vice President (regardless of Vice Presidential designation), and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company or a Guarantor, as the case may be, and in form and substance reasonably satisfactory to, and delivered to, the Trustee.

         "Opinion of Counsel" means, as to the Company or a Guarantor, a written opinion of counsel, who may be counsel for the Company or such Guarantor, as the case may be, and who shall be acceptable to the Trustee.

         "Opinion of Independent Counsel" means a written opinion of counsel which is issued by a Person who is not an employee, director or consultant (other than non-employee legal counsel) of the Company or any Guarantor and who shall be acceptable to the Trustee, and which opinion shall be in form and substance reasonably satisfactory to the Trustee.

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

         "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (2) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or an Affiliate thereof) in trust or set aside and segregated in trust by the Company or an Affiliate thereof (if the Company or an Affiliate thereof shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor reasonably satisfactory to the Trustee has been made;

                  (3) Securities, to the extent provided in Sections 1502 and 1503, with respect to which the Company has effected Defeasance or Covenant Defeasance as provided in Article Fifteen; and

                  (4) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee and the Company proof satisfactory to each of them that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 502, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 301, (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 301, of the principal amount of such Security (or, in the case of a Security described in Clause (A) or (B) above, of the amount determined as provided in such Clause), and (D) Securities owned by the Company, any Guarantor or any other obligor upon the Securities or any Affiliate of the Company, any Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, a Guarantor or any other obligor upon the Securities or any Affiliate of the Company, a Guarantor or of such other obligor.

         "Paying Agent" means any Person (including the Company) authorized by the Company to pay the principal of or any premium, if any, or interest on any Securities on behalf of the Company.

         "Payment Blockage Period" has the meaning specified in Section 1204.

         "Permitted Junior Securities" has the meaning specified in Section
1204.

         "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Preferred Stock" means, with respect to any Person, any Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over the Capital Stock of any other class in such Person.

         "Redeemable Capital Stock" means any Capital Stock that, either by its terms or by the terms of any security into which it is convertible or exchangeable or otherwise, is or upon the happening of an event or passage of time would be, required to be redeemed prior to the final Stated Maturity of the principal of the Securities or is redeemable at the option of the holder thereof at any time prior to such final Stated Maturity (other than upon a change of control of the Company in circumstances where a Holder would have similar rights), or is convertible into or exchangeable for debt securities at any time prior to any such Stated Maturity at the option of the holder thereof.

         "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "Responsible Officer" when used with respect to the Trustee means any officer or employee assigned to the Corporate Trust Office or any agent of the Trustee appointed hereunder, including any vice president, assistant vice president, secretary, assistant secretary, or any other officer or assistant officer of the Trustee or any agent of the Trustee appointed hereunder to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time and the rules and regulations promulgated by the Commission thereunder.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Representative" means any the agent, indenture trustee or other trustee or representative for any Senior Indebtedness of the Company.

         "Senior Indebtedness" means the principal of, premium, if any, and interest (including interest, to the extent allowable, accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy law) on any Indebtedness of the Company (other than as otherwise provided in this definition), whether outstanding on the issue date of the Securities of any series under this Indenture or thereafter created, incurred or assumed, and whether at any time owing, actually or contingent, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Notes. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (i) Indebtedness evidenced by the Securities, (ii) Indebtedness that is subordinate or junior in right of payment to any Indebtedness of the Company, (iii) Indebtedness which when incurred and without respect to any election under
Section 1111(b) of Title 11 United States Code is without recourse to the Company, (iv) Indebtedness which is represented by Redeemable Capital Stock,

(v) any liability for foreign, federal, state, local or other taxes owed or owing by the Company to the extent such liability constitutes Indebtedness, (vi) Indebtedness of the Company to a Subsidiary or any other Affiliate of the Company or any of such Affiliate's Subsidiaries, (vii) to the extent it might constitute Indebtedness, amounts owing for goods, materials or services purchased in the ordinary course of business or consisting of trade accounts payable owed or owing by the Company, and amounts owed by the Company for compensation to employees or services rendered to the Company, (viii) that portion of any Indebtedness which at the time of issuance is issued in violation of this Indenture and (ix) Indebtedness evidenced by any guarantee of any subordinated Indebtedness or pari passu Indebtedness.

         "Senior Non-payment Default" has the meaning specified in Section 1204.

         "Senior Payment Default" has the meaning specified in Section 1204.

         "Significant Subsidiary" means, at any particular time, any Subsidiary that, together with the Subsidiaries of such Subsidiary, (i) accounted for more than 5% of the consolidated revenues of the Company and its Subsidiaries for their most recently completed fiscal year or (ii) is or are the owners of more than 5% of the consolidated assets of the Company and its Subsidiaries as at the end of such fiscal year, all as calculated in accordance with generally accepted accounting principles and as shown on the consolidated financial statements of the Company and its Subsidiaries for such fiscal year.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the dates specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest, as the case may be, is due and payable.

         "Subsidiary" of any Person means (i) a corporation more than 50% of the outstanding voting power of the Voting Stock of which is owned or controlled, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof, or (ii) any limited partnership of which such Person or any Subsidiary of such Person is a general partner, or (iii) any other Person in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries, directly or indirectly, has more than 50% of the outstanding partnership or similar interests or has the power, by contract or otherwise, to direct or cause the direction of the policies, management and affairs thereof.

         "Subsidiary Guarantee" means the guarantee by any Guarantor of the Company's obligation under this Indenture or any other obligor under this Indenture or under the Securities, including any other Guarantor to pay principal of, premium, if any, and interest when due and payable, and all other amounts due or to become due under or in connection with this Indenture, the Securities of any series and the performance of all other obligations to the Trustee and the

Holders under this Indenture and the Securities of any series, according to the respective terms hereof and thereof.

         "Surviving Entity" has the meaning specified in Section 801.

         "Surviving Guarantor Entity" has the meaning specified in Section 801.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

         "Voting Stock" of any Person means Capital Stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

         "Wholly Owned Subsidiary" of any Person means a Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

SECTION 102.  Compliance Certificates and Opinions.

         Upon any application or request by the Company or any Guarantor to the Trustee to take any action under any provision of this Indenture, the Company and any Guarantor (if applicable), and any other obligor on Securities (if applicable), shall furnish to the Trustee an Officers' Certificate in a form and substance reasonably acceptable to the Trustee stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with, and an Opinion of Counsel in a form and substance reasonably acceptable to the Trustee stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such certificates or opinions is specifically required by any provision of this

Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include,

                  (1) a statement that each individual signing such certificate or individual or firm signing such opinion has read and understands such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual or firm, he or it has made such examination or investigation as is necessary to enable him or it to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual or such firm, such condition or covenant has been complied with.

SECTION 103.  Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate of an officer of the Company, any Guarantor or other obligor on the Securities may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company, any Guarantor or other obligor on the Securities stating that the information with respect to such factual matters is in the possession of the Company, any Guarantor or other obligor on the securities, unless such officer or counsel has actual knowledge that the certificate or opinion or representations with respect to such matters are erroneous. Opinions of Counsel required to be delivered to the Trustee may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that various financial covenants have been complied with.

         Any certificate or opinion of an officer of the Company, any Guarantor or other obligor on the Securities may be based, insofar as it relates to accounting matters, upon a certificate or opinion of, or representations by, an accountant or firm of accountants in the employ of the Company, unless such officer has actual knowledge that the certificate or opinion or representations with respect to the accounting matters upon which his certificate or opinion may be based are erroneous. Any certificate or opinion of any independent firm of public accounts filed with the Trustee shall contain a statement that such firm is independent with respect to the Company.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.  Acts of Holders; Record Dates.

         (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (2) The ownership of Securities shall be proved by the Security
Register.

         (3) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee, any Paying Agent, or the Company, any Guarantor or any other obligor of the Securities in reliance thereon, whether or not notation of such action is made upon such Security.

         (4) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (5) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding Trust Indenture Act
Section 316(c), any such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such first solicitation is completed.

         If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for purposes of determining whether Holders of the requisite proportion of Securities then Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for this purpose the Securities then Outstanding shall be computed as of such record date; provided that no such request, demand, authorization, direction, notice, consent, waiver or other Act by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after such record date.

         (6) For purposes of this Indenture, any action by the Holders which may be taken in writing may be taken by electronic means or as otherwise reasonably acceptable to the Trustee.

SECTION 105.  Notices, Etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (1) the Trustee by any Holder or by the Company or any Guarantor or any other obligor on the Securities shall be sufficient for every purpose (except as provided in Section 501(4)) hereunder if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to or with the Trustee at its Corporate Trust Office, or at any other address previously furnished in writing to the Holders or the Company, any Guarantor or any other obligor on the Securities by the Trustee; or

                  (2) the Company or any Guarantor by the Trustee or by any Holder shall be sufficient for every purpose (except as provided in Section 501(4)) hereunder if in writing and mailed, first-class postage prepaid, in the case of the Company or such Guarantors addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company or such Guarantor.

SECTION 106.  Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.  Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any provision of the Trust Indenture Act, the provision or requirements of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108.  Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.  Successors and Assigns.

         All covenants and agreements in this Indenture by the Company and any Guarantor shall bind its successors and assigns, whether so expressed or not.

SECTION 110.  Separability Clause.

         In case any provision in this Indenture, the Securities or the Subsidiary Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.  Benefits of Indenture.

         Nothing in this Indenture, the Securities or the Subsidiary Guarantees, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent, the holders of Senior Indebtedness of the Company and the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.  Governing Law.

         This Indenture, the Securities and the Subsidiary Guarantees shall be governed by and construed in accordance with the law of the State of New York, without giving effect to the conflicts of laws principles thereof.

SECTION 113.  Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date, purchase date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date or purchase date, or at the Stated Maturity and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date, Maturity or Stated Maturity, as the case may be, to the next succeeding Business Day.


                                   ARTICLE TWO

                                 SECURITY FORMS


SECTION 201.  Forms Generally.

         The Securities of each series and, if applicable, the Subsidiary Guarantees to be endorsed thereon shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities or Subsidiary Guarantees, as the case may be, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202.  Form of Face of Security.

         The form of the face of any Security authenticated and delivered hereunder shall be substantially as follows:

[Insert any legend required by the Internal Revenue Code and the regulations thereunder.]


                             Sonic Automotive, Inc.

                     ______________________________________
                                                                     CUSIP NO.__
No.__________                                                         $ ________

         Sonic Automotive, Inc. a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______________________________________, or
registered assigns, the principal sum of ____________________ United States Dollars on ________________________ [if the Security is to bear interest prior to Maturity, insert -- , and to pay interest thereon from _____________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ____________ and ____________ in each year, commencing _________, at the rate of ____% per annum, until the principal hereof is paid or made available for payment, provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the _______ or _______ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

[If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand. Any such interest on overdue principal or premium which is not paid on demand shall bear interest at the rate of ______% per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue interest shall be payable on demand.]

         Payment of the principal of (and premium, if any) and [if applicable, insert -- any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in ____________, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                         SONIC AUTOMOTIVE, INC.


                                         By:_________________________________

Attest:

_______________________


SECTION 203.  Form of Reverse of Security.

         The form of the reverse of the Securities shall be substantially as follows:

                             Sonic Automotive, Inc.
                          ____________________________

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of ____________, 2000 (herein called the "Indenture," which term shall have the meaning assigned to it in such instrument), among the Company, the Guarantors named therein and ___________________, as Trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee, the holders of Senior Indebtedness of the Company and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert -- , limited in aggregate principal amount to $__________].

         [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert --
(1) on ___________ in any year commencing with the year ______ and ending with the year ______ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [if applicable, insert -- on or after __________, 20__], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert -- on or before _______________, ___%, and if redeemed] during the 12-month period beginning _____________ of the years indicated,

  Year        Redemption Price              Year          Redemption Price
  ----        ----------------              ----          ----------------

and thereafter at a Redemption Price equal to _____% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on ____________ in any year commencing with the year

____ and ending with the year ____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert -- on or after ____________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ____________ of the years indicated,

                              Redemption Price                Redemption Price
     For Otherwise             For Redemption                    Redemption
       Operation              Through Operation                 Than Through
       Year Fund             of the Sinking Fund               of the Sinking
       ---------             -------------------               --------------


and thereafter at a Redemption Price equal to _____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert -- Notwithstanding the foregoing, the Company may not, prior to _____________, redeem any Securities of this series as contemplated by [if applicable, insert -- Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than _____% per annum.]

         [If applicable, insert -- The sinking fund for this series provides for the redemption on ____________ in each year beginning with the year _______ and ending with the year ______ of [if applicable, insert -- not less than $ _________ ("mandatory sinking fund") and not more than] $ ________ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [if applicable, insert -- mandatory] sinking fund payments may be credited against subsequent [if applicable, insert -- mandatory] sinking fund payments otherwise required to be made [if applicable, insert -- , in the inverse order in which they become due].]

         [If the Security is subject to redemption of any kind, insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

         The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, and this Security is issued subject to the provisions of the

Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

         [If applicable, insert -- As provided in the Indenture and subject to certain limitations therein set forth, the obligations of the Company under this Security are guaranteed on a senior subordinated basis pursuant to the Subsidiary Guarantees endorsed hereon. The Indenture provides that a Guarantor shall be released from its Subsidiary Guarantee upon compliance with certain conditions.]

         [If applicable, insert -- The Indenture contains provisions for Defeasance at any time of [the entire indebtedness of this Security] [or] [certain restrictive covenants and Events of Default with respect to this Security] [, in each case] upon compliance with certain conditions set forth in the Indenture.]

         [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

         [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $ ______ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SECTION 204.  Form of Subsidiary Guarantee.

         The form of Subsidiary Guarantee shall be set forth on the Securities substantially as follows:

                              SUBSIDIARY GUARANTEE

         For value received, each of the Guarantors named (or deemed herein to be named) below hereby absolutely, fully and unconditionally and irrevocably guarantees, jointly and severally with each other Guarantor, to the Holder of this Security the payment of principal of, and premium, if any, and interest on this Security upon which these Guarantees are endorsed in the amounts and at the time when due and payable, whether by declaration thereof, or otherwise, and interest on the overdue principal and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Securities, to the holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security and the Indenture. This Subsidiary Guarantee will not become effective until the Trustee duly executes the certificate of authentication on this Security. These Subsidiary Guarantees shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

         IN WITNESS WHEREOF, each of the Guarantors has caused this Subsidiary Guarantee to be duly executed.

                                             [Insert Names of Guarantors]


                                             By: _______________________________
                                             Title: ____________________________
Attest:

_____________________


SECTION 205.  Form of Legend for Global Securities.

         Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE

THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

SECTION 206.  Form of Trustee's Certificate of Authentication.

         The Trustee's certificates of authentication shall be in substantially the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                ________________________________
                  As Trustee

                                                By:_____________________________
                  Authorized Officer


                                  ARTICLE THREE

                                 THE SECURITIES

SECTION 301.  Amount Unlimited; Issuable in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

                  (2) if the Securities of the series will not have the benefit of the Subsidiary Guarantees of the Guarantors;

                  (3) any change to the subordination provisions which applies to the Securities of the series from those contained in Article Twelve with respect to the Securities and the definitions of Senior Indebtedness of the Company which shall apply to the Securities of the series, and, if applicable, the Subsidiary Guarantees;

                  (4) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

                  (5) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                  (6) the date or dates on which the principal of any Securities of the series is payable;

                  (7) the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any such interest payable on any Interest Payment Date;

                  (8) the place or places where the principal of and any premium and interest on any Securities of the series shall be payable;

                  (9) the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

                  (10) the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (11) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

                  (12) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

                  (13) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding" in Section 101;

                  (14) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

                  (15) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

                  (16) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

                  (17) if the Securities are convertible into the Capital Stock or other securities of the Company, the terms on which such Securities are convertible, including the conversion price, the conversion period, provisions as to whether conversion will be at the option of the Holders or the Company, events requiring adjustment of the conversion price and provisions affecting conversion in the event of the redemption of the Securities.

                  (18) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 1502 or Section 1503 or both such Sections and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;

                  (19) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositories for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 205 and any circumstances in addition to or in lieu of those set forth in Clause (2) of the last paragraph of Section 305 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

                  (20) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the rights of the Trustee or the Holders of such Securities or the obligations, covenants, or rights of the Company under Article V;

                  (21) any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series; and

                  (22) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

         The Securities of each series shall have the benefit of the Subsidiary Guarantees unless the Company elects otherwise upon the establishment of a series pursuant to this Section 301.

         The Securities shall be subordinated in right of payment to Senior Indebtedness of the Company as provided in Article Twelve. Each Subsidiary Guarantee shall be subordinated in right of payment to Senior Indebtedness of the applicable Guarantor.

SECTION 302.  Denominations.

         The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303.  Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President, its Chief Executive Officer, its Chief Financial Officer or one of its Vice Presidents under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signatures of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company and, if applicable, having endorsed thereon the Subsidiary Guarantees executed as provided in Section 1303 by the

Guarantors to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

                  (1) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

                  (2) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

                  (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, and, if applicable, the Subsidiary Guarantees endorsed thereon will constitute valid and legally binding obligations of the Guarantors, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         Each Security shall be dated the date of its authentication.

         No Security or Subsidiary Guarantee shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 310, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 304.  Temporary Securities.

         Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities and, if applicable, having endorsed thereon the Subsidiary Guarantees in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and, if applicable, Subsidiary Guarantees may determine, as conclusively evidenced by their execution of such Securities and Subsidiary Guarantees.

         If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount and, if applicable, having endorsed thereon Subsidiary Guarantees executed by the Guarantors. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

SECTION 305.  Registration, Registration of Transfer and Exchange.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as the Security Registrar may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. The Company may change the Security Registrar or appoint one or more co-Security Registrars without notice.

         Upon surrender for registration of transfer of any Security of a series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, if applicable, the Guarantors shall execute the Subsidiary Guarantees endorsed thereon and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.

         At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, if applicable, the Guarantors shall execute the Subsidiary Guarantees endorsed thereon and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

         All Securities and, if applicable, the Subsidiary Guarantees endorsed thereon issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and, if applicable, the respective Guarantors, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities and Subsidiaries Guarantees surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange, repurchase or redemption, shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made to a Holder for any registration of transfer, exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 303, 304, 305, 306, 906 or 1107 not involving any transfer.

         If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (i) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

                  (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

                  (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a

         Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 301.

                  (3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

                  (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section,
         Section 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.

         If (i) any mutilated Security is surrendered to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company, any Guarantor and the Trustee, such security or indemnity, in each case, as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company, any Guarantor or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon a Company Request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a replacement Security of like tenor and principal amount, bearing a number not contemporaneously outstanding and each Guarantor shall execute a replacement Subsidiary Guarantee.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any replacement Security under this Section, the Company may require the payment of a sum sufficient to pay all documentary, stamp, or similar issue or transfer taxes or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every replacement Security of any series issued pursuant to this
Section in lieu of any destroyed, lost or stolen Security, and, if applicable, the Subsidiary Guarantees endorsed thereon, shall constitute an original additional contractual obligation of the Company and, if applicable, the respective Guarantors, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.  Payment of Interest; Interest Rights Preserved.

         Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.  CUSIP Numbers.

         The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and the Company, or the Trustee on behalf of the Company, shall use CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided, however, that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Securities; and provided further, however, that failure to use CUSIP numbers in any notice of redemption or exchange shall not affect the validity or sufficiency of such notice.

SECTION 309.  Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, the Guarantors, or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, any Guarantor, the Trustee nor any agent of the Company, any Guarantor, or the Trustee shall be affected by notice to the contrary.

SECTION 310.  Cancellation.

         All Securities surrendered for payment, redemption, purchase, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be returned to the Company. The Trustee shall provide the Company a list of all securities that have been cancelled from time to time as requested by the Company.

SECTION 311.  Computation of Interest.

         Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.  Satisfaction and Discharge of Indenture.

         This Indenture shall, upon Company Request, be discharged and cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1) either

                           (A) all Securities theretofore authenticated and
                  delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 or (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                           (B) all such Securities not theretofore delivered to
                  the Trustee for cancellation

                                    (i) have become due and payable, or

                                    (ii) will become due and payable at their
                           Stated Maturity within one year, or

                                    (iii) are to be called for redemption within
                           one year under arrangements reasonably satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                                    and the Company or, if applicable, a
                  Guarantor, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company or a Guarantor has paid or caused to be paid all other sums payable hereunder by the Company and the Guarantors; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that (i) all conditions precedent herein relating to the satisfaction and discharge of this Indenture have been complied with and (ii) such satisfaction and discharge will not result in a breach or violation of, or constitute default under, this Indenture or any other material agreement or instrument to which the Company or any Guarantor is a party or is bound.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.  Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.


                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.  Events of Default.

         "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Twelve or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days;

                  (2) default in the payment of the principal of or any premium on any Security of that series at its Maturity;

                  (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series;

                  (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a default in the performance, or breach, of a covenant or agreement which is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, (x) to the Company by the Trustee or (y) to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                  (5) one or more defaults, individually or in the aggregate, shall have occurred under any of the agreements, indentures or instruments under which the Company or any Guarantor then has outstanding Indebtedness in excess of $20 million in principal amount individually or in the aggregate, and either (i) such default results from the failure to pay such Indebtedness at its stated final maturity or (ii) such default or defaults resulted in the acceleration of the maturity of such Indebtedness;

                  (6) one or more final judgments, orders or decrees (not subject to appeal) of any court or regulatory or administrative agency for the payment of money in excess of $20 million, either individually or in the aggregate (exclusive of any portion of any such payment covered by insurance, if and to the extent the insurer has acknowledged in writing its liability therefor), shall be rendered against the Company, any Guarantor or any Significant Subsidiary or any of their respective properties and shall not be discharged or fully binded and there shall have been a period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of an appeal or otherwise, shall not be in effect;

                  (7) the entry by a court of competent jurisdiction of (A) a decree or order for relief in respect of the Company, any Significant Subsidiary Guarantor in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Significant Subsidiary Guarantor bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary Guarantor under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary Guarantor or of any substantial part of their properties, or ordering the winding up or liquidation of their affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (8) (A) the commencement by the Company or any Significant Subsidiary Guarantor of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated bankrupt or insolvent, (B) the Company or any Significant Subsidiary Guarantor consents to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary Guarantor in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, (C) the Company or any Significant Subsidiary Guarantor files a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, (D) the Company or any Significant Subsidiary Guarantor (i) consents to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or such Significant Subsidiary Guarantor or of any substantial part of their respective properties, (ii) makes an assignment for the benefit of creditors or (iii) admits in writing of its inability to pay its debts generally as they become due, or (E) the Company or any Significant Subsidiary Guarantor takes any corporate action in furtherance of any such action in this paragraph (8); or

                  (9) In the event the Guarantors have issued Subsidiary Guarantees with respect to the Securities of such series, any Subsidiary Guarantee shall for any reason cease to be, or shall for any reason be asserted in writing by any Guarantor or the Company not to be, in full force and effect and enforceable in accordance with its terms, except to the extent contemplated by this Indenture and any such Subsidiary Guarantee; or

                  (10) any other Event of Default provided with respect to Securities of that series.

SECTION 502.  Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default (other than an Event of Default specified in Section 501(7) or 501(8)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may, and the Trustee at the request of such Holders shall, declare all unpaid principal of, premium, if any, and accrued interest on all Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration, such principal, premium, if any, and interest shall ipso facto become immediately due and payable. If an Event of Default specified in Section 501(7) or

501 (8) with respect to Securities of any series at the time Outstanding occurs, then all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) shall become and be due and payable immediately in an amount equal to the principal amount of the Securities of that Series, together with accrued and unpaid interest, if any, to the date the Securities become due and payable, without any declaration or other act on the part of the Trustee or any Holder. Thereupon, the Trustee may, at its discretion, proceed to protect the rights of the Holders of the Securities by appropriate judicial proceedings.

         After a declaration of acceleration with respect to Securities of any series, but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                           (1) the Company or, if applicable, any Guarantor has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all sums paid or advanced by the Trustee under
                  this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

                           (B) all overdue interest on all Outstanding
                  Securities of that series;

                           (C) the principal of and premium, if any, on any
                  Outstanding Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities; and

                           (D) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities.

                           (2) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction; and

                           (3) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of, premium, if any, and interest on the Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company and, if applicable, each Guarantor covenants that if

         (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

         (2) default is made in the payment of the principal of or premium, if any, on any Security at the Maturity thereof or otherwise,

the Company and, if applicable, such Guarantor will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, with interest upon the overdue principal and premium, if any, and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company or any Guarantor, as the case may be, fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of any express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any Guarantor or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, any Guarantor or any other obligor upon the Securities, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy, subject however to Section 512. No recovery of any such judgment upon any property of the Company shall affect or impair any rights, powers or remedies of the Trustee or the Holders.

SECTION 504.  Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, any Guarantor or any other obligor upon the Securities, or the property or creditors of the Company, any Guarantor or any other obligor upon the Securities, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

         (1) to file and proved a claim for the whole amount of principal, and premium, if any, and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

         (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and

         (3) any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or any Subsidiary Guarantee or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.  Trustee May Enforce Claims Without Possession of Securities.

         All rights of action and claims under this Indenture or the Securities or any Subsidiary Guarantee may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.  Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article or otherwise on behalf of the Holders or the Trustee pursuant to this Article or through any proceeding or arrangement or restructuring in anticipation or in lieu of any proceeding contemplated by this Article shall be applied, subject to applicable law, in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section 607;

         SECOND: Subject to Article Twelve, to the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

         THIRD: The balance, if any, to the Person or Persons entitled thereto, including the Company, provided that all sums due and owing to the Holders and the Trustee have been paid in full as required by this Indenture.

SECTION 507.  Limitation on Suits.

         No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 15 days after its receipt of such notice, request and offer (and if requested, provision) of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 15-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture, any Security or any Subsidiary Guarantee, if any, to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right based on the rights stated herein, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or offer by the Company to purchase the Securities pursuant to the terms of this Indenture, on the Redemption Date or purchase date, as applicable) and to institute suit for the

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

enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.  Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.  Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.  Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.  Control by Holders.

         The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, expose the Trustee to personal liability, or be unduly prejudicial to Holders not joining therein, and

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

                  (2) subject to the provisions of Section 315 of the Trust Indenture Act, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513.  Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

         (1) in the payment of the principal of or any premium or interest on any Security of such series (including any Security which is required to have been purchased by the Company pursuant to an offer to purchase by the Company made pursuant to the terms of this Indenture) (which may only be waived with the consent of each Holder of the Securities affected), or

         (2) in respect of a covenant or provision hereof which under this Indenture cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected by such modification or amendment.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.  Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principle amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on, any Security on or after the respective Stated Maturity expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 515.  Waiver of Usury, Stay or Extension Laws.

         Each of the Company and the Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company or any Guarantor from paying all or any portion of the principal of, premium, if any, or interest on the Securities contemplated herein or in the Securities of such series, or which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 516.  Remedies Subject to Applicable Law.

         All rights, remedies and powers provided by this Article Five may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Indenture are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Indenture invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.  Certain Duties and Responsibilities.

         Subject to the provisions of Trust Indenture Sections 315(a) through 315(d):

         (1) if a Default or an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of his own affairs;

         (2) except during the continuance of a Default or an Event of Default:

                  (A) the Trustee need perform only those duties as are specifically set forth in this Indenture and no covenants or obligations shall be implied in this Indenture that are adverse to the Trustee; and

                  (B) in the absence of bad faith or willful misconduct on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture;

         (3) the Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (A) this Subsection (3) does not limit the effect of Subsection (2) of this Section 601;

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

                  (B) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (C) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith, in accordance with a direction of the Holders of a majority in principal amount of Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power confirmed upon the Trustee under this Indenture with respect to Securities of such series;

         (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

         (5) whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to Subsections
(1), (2), (3) and (4) and (5) of this Section 601; and

         (6) the Trustee shall not be liable for interest on any money or assets received by it except as the Trustee may agree with the Company. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

SECTION 602.  Notice of Defaults.

         Within 30 days after a Responsible Officer of the Trustee receives notice of the occurrence of any Default with respect to Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series and any other Persons entitled to receive reports pursuant to Section 313(c) of the Trust Indenture Act, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

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

SECTION 603.  Certain Rights of Trustee.

         Subject to the provisions of Section 601 hereof and Trust Indenture Act Sections 315(a) through 315(d):

                  (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

                  (3) the Trustee may consult with counsel and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (4) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (5) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture other than any liabilities arising out of the negligence, bad faith or willful misconduct of the Trustee;

                  (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document unless requested in writing to do so by the Holders of not less than a majority in aggregate principal amount of Securities of any series then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation so requested by the Holders of not less than 25% in aggregate principal amount of the Securities Outstanding of such series shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand; provided, further, the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may deem fit, and, if the

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

         Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (8) Except with respect to Section 1001, the Trustee shall have no duty to inquire as to the performance of the Company with respect to the covenants contained in Article 10. In addition, the Trustee shall not be deemed to have knowledge of an Event of Default except (A) any Default or Event of Default occurring pursuant to Sections 1001, 501(1), 501(2) or 501(3) or (B) any Default or Event of Default of which the Trustee shall have received written notification or obtained actual knowledge; and

                  (9) Delivery of reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of the foregoing shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of their covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

SECTION 604.  Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities and the Subsidiary Guarantees, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Guarantors, as the case may be, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or the Subsidiary Guarantees endorsed thereon, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in any Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.  May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or any Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities, with the same rights it would have if it were not the Trustee, Paying Agent, Authenticating Agent, Security Registrar or such other agent and, subject to Trust Indenture Act Sections 310 and 311, may otherwise deal with the Company and any Guarantor and receive, collect, hold and return collections from the Company with the same

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

rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.  Money Held in Trust.

         All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Except for funds or securities deposited with the Trustee pursuant to Article Fifteen, the Trustee shall be required to invest all moneys received by the Trustee, until used or applied as herein provided, in temporary cash investments in accordance with the directions of the Company.

SECTION 607.  Compensation and Reimbursement.

         The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the parties shall agree in writing from time to time for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, bad faith or willful misconduct. The Company also covenants and agrees to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any claim, loss, liability, tax, assessment or other governmental charge (other than taxes applicable to the Trustee's compensation hereunder) or expense incurred without negligence, bad faith or willful misconduct on its part arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including enforcement of this Section 607 and also including any liability which the Trustee may incur as a result of failure to withhold, pay or report any tax, assessment or other governmental charge, and the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Company under this Section 607 to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for reasonable expenses, disbursements and advances shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee and each predecessor Trustee.

SECTION 608.  Conflicting Interests.

         The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act.

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

SECTION 609.  Corporate Trustee Required; Eligibility.

         There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible to act as trustee under Trust Indenture Act Section 310(a) and is a member of a bank holding company which shall have a combined capital and surplus of at least $250,000,000, to the extent there is an institution eligible and willing to serve. If the Trustee does not have a Corporate Trust Office in The City of New York, the Trustee may appoint an agent in The City of New York reasonably acceptable to the Company to conduct any activities which the Trustee may be required under this Indenture to conduct in the City of New York. If such Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 609, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this
Section 609, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.  Resignation and Removal; Appointment of Successor.

         (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

         (2) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company no later than 20 Business Days prior to the proposed date of resignation. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee by written instrument executed by authority of the Board of Directors of the Company, a copy of which shall be delivered to the resigning Trustee and a copy to the successor Trustee. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series. Such court may thereupon, after such notice, if any, as it may deem proper, appoint and prescribe a successor Trustee.

         (3) The Trustee may be removed at any time for any cause or for no cause with respect to the Securities of any series by Act of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

         (4) If at any time:

                  (A) the Trustee shall fail to comply with the provisions of Trust Indenture Act Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (B) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (C) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee.

         (5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within 60 days after such resignation, removal or incapability, or the occurrence of such vacancy, the Company has not appointed a successor Trustee, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee. Such successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, the Trustee or any Holder who has been a bona fide Holder of a Security of such series for at least six months may subject to
Section 514, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (6) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office or agent thereunder.

SECTION 611.  Acceptance of Appointment by Successor.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company, the Guarantors and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee as if originally named as Trustee hereunder; but, nevertheless, on the written request of the Company or the successor Trustee, upon payment of its charges pursuant to Section 607 then unpaid, such retiring Trustee shall pay over to the successor Trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor Trustee all such rights, powers, duties and obligations. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers.

         No successor Trustee with respect to the Securities shall accept appointment as provided in this Section 611 unless at the time of such acceptance such successor Trustee shall be eligible to act as trustee under the provisions of Trust Indenture Act Section 310(a) and this Article Six and shall have a combined capital and surplus of at least $250,000,000 and have a corporate trust office or an agent selected in accordance with Section 609.

         Upon acceptance of appointment by any successor Trustee as provided in this Section 611, the Company shall give notice thereof to the Holders of the Securities, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register. If the acceptance of appointment is substantially contemporaneous with the appointment, then the notice called for by the preceding sentence may be combined with the notice called for by Section
610. If the Company fails to give such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Company.

SECTION 612.  Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including the trust created by this Indenture) shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under Trust Indenture Act Section 310(a) and this Article Six and shall have a combined capital and surplus of at least $250,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 609, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

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

         In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided that the night to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

SECTION 613.  Preferential Collection of Claims Against Company and Guarantors.

         If and when the Trustee shall be or become a creditor of the Company, any Guarantor or any other obligor upon the Securities, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company, such Guarantor or any such other obligor.

SECTION 614.  Appointment of Authenticating Agent.

         The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $250,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

         If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                      _________________________________________,
                                As Trustee

                                        By:____________________________________,
                                              As Authenticating Agent

                                        By:____________________________________,
                                             Authorized Officer


                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.  Company to Furnish Trustee Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee

                  (1) semi-annually, not more than 10 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of such Regular Record Date; and

                  (2) at such other times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content to that in subsection (1) hereof as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

SECTION 702.  Disclosure of Names and Addresses of Holders.

         Holders may communicate pursuant to Trust Indenture Act Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities, and the Trustee shall comply with Trust Indenture Act Section 312(b). The Company, the Trustee, the Security Registrar and any other Person shall have the protection of Trust Indenture Act Section 312(c). Further, every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with Trust Indenture Act Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Trust Indenture Act Section 312.

SECTION 703.  Reports by Trustee.

         (1) The Trustee, if so required under the Trust Indenture Act, shall transmit by mail to all Holders, at the times, in the manner and to the extent provided in Trust Indenture Act Section 313(c), a brief report dated as of such mailing date in accordance with and with respect to the matters required by Trust Indenture Act Section 313(a). The Trustee shall also transmit by mail to all Holders, at the times, in the manner and to the extent provided in Trust Indenture Act Section 313(c), a brief report in accordance with and with respect to the matters required by Trust Indenture Act Section 313(b)(2).

         (2) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company and with the Guarantors. The Company will notify the Trustee when any Securities are listed on any stock exchange.

SECTION 704.  Reports by Company and Guarantors.

         The Company and each Guarantor, as the case may be, shall:

         (1) file with the Trustee, within 15 days after the Company or any Guarantor, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company or any Guarantor may be required to file with the Commission pursuant to Section 13 or
Section 15(d) of the Exchange Act; or, if the Company or any Guarantor, as the case may be, is not required to file information, documents or reports pursuant to either of said Sections, then it shall (A) deliver to the Trustee annual audited financial statements of the Company and its Subsidiaries, prepared on a consolidated basis in conformity with generally accepted accounting principles, within 120 days after the end of each fiscal year of the Company, and (B) file with the Trustee and, to the extent permitted by law, the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

         (2) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company or any Guarantor, as the case may be, with the conditions and covenants of this Indenture as are required from time to time by such rules and regulations (including such information, documents and reports referred to in Trust Indenture Act Section 314(a)); and

         (3) within 15 days after the filing thereof with the Trustee, transmit by mail to all Holders in the manner and to the extent provided in Trust Indenture Act Section 313(c), such summaries of any information, documents and reports required to be filed by the Company or any Guarantor, as the case may be, pursuant to Section 1019 hereunder and subsections (1) and (2) of this Section as are required by rules and regulations prescribed from time to time by the Commission.


                                  ARTICLE EIGHT

                     CONSOLIDATION, MERGER OR SALE OF ASSETS

SECTION 801. Company and Guarantors May Consolidate, Etc., Only on Certain
Terms.

         (1) The Company will not, in a single transaction or through a series of related transactions, consolidate with or merge with or into any other Person or sell assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person or group of Persons, or permit any of its Significant Subsidiaries to enter into any such transaction or series of related transactions if such transaction or series of related transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company and its Significant Subsidiaries on a consolidated basis to any other Person or group of Persons, unless at the time and after giving effect thereto:

                  (A) either (i) the Company will be the continuing corporation (in the case of a consolidation or merger involving the Company) or
         (ii) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by sale, assignment, conveyance, transfer, lease or disposition all or substantially all of the properties and assets of the Company and its Subsidiaries on a consolidated basis (the "Surviving Entity") will be a corporation duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and such Person expressly assumes, by a supplemental indenture, in a form reasonably satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture will remain in full force and effect as so supplemented;

                  (B) immediately before and immediately after giving effect to such transaction on a pro forma basis (and treating any Indebtedness not previously an obligation of the Company or any of its Subsidiaries which becomes the obligation of the Company or any of its Subsidiaries as a result of such transaction as having been incurred at the time of such transaction), no Default or Event of Default will have occurred and be continuing;

                  (C) at the time of the transaction, each Guarantor, if any, unless it is the other party to the transactions described above, will have by supplemental indenture confirmed that its Subsidiary Guarantee shall apply to such Person's obligations under this Indenture and under the Securities;

                  (D) at the time of the transactions the Company or the Surviving Entity will have delivered, or caused to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each to the effect that such consolidation, merger, transfer, sale, assignment, conveyance, transfer, lease or other transaction and the supplemental indenture in respect thereof comply with this Indenture and that all conditions precedent herein provided for relating to such transaction have been complied with.

         (2) Each Guarantor will not, and the Company will not permit a Guarantor to, in a single transaction or through a series of related transactions, consolidate with or merge with or into any other Person (other than the Company or any Guarantor) or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets on a consolidated basis to any Person or group of Persons (other than the Company or any Guarantor), or permit any of its Significant Subsidiaries to enter into any such transaction or series of transactions if such transaction or series of transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Guarantor and its Subsidiaries on a consolidated basis to any other Person or group of Persons (other than the Company or any Guarantor), unless at the time and after giving effect thereto:

                  (A) either (i) the Guarantor will be the continuing corporation (in the case of a consolidation or merger involving the Guarantor) or (ii) the Person (if other than the Guarantor) formed by such consolidation or into which such Guarantor is merged or the

         Person which acquires by sale, assignment, conveyance, transfer, lease or disposition all or substantially all of the properties and assets of the Guarantor and its Significant Subsidiaries on a consolidated basis (the "Surviving Guarantor Entity") duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and such Person expressly assumes, by a supplemental indenture, in a form satisfactory to the Trustee, all the obligations of such Guarantor under its Subsidiary Guarantee of the Securities and this Indenture and such Subsidiary Guarantee and Indenture will remain in full force and effect;

                  (B) immediately before and immediately after giving effect to such transaction, on a pro forma basis, no Default or Event of Default will have occurred and be continuing; and

                  (C) at the time of the transaction such Guarantor or the Surviving Guarantor Entity will have delivered, or caused to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each to the effect that such consolidation, merger, transfer, sale, assignment, conveyance, lease or other transaction and the supplemental indenture in respect thereof comply with this Indenture and that all conditions precedent therein provided for relating to such transaction have been complied with.

         (3) Notwithstanding the foregoing, the provisions of Section 801(2) shall not apply to any Guarantor whose Subsidiary Guarantee is unconditionally released and discharged in accordance with Article Thirteen.

SECTION 802.  Successor Substituted.

         Upon any consolidation or merger, or any sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company or any Guarantor, if any, in accordance with Section 801, the successor Person formed by such consolidation or into which the Company or such Guarantor, as the case may be, is merged or the successor Person to which such sale, assignment conveyance, transfer, lease or disposition is made shall succeed to, and be substituted for, and may exercise every right and power of the Company or such Guarantor, as the case may be, under this Indenture, the Securities and/or the related Subsidiary Guarantee, as the case may be, with the same effect as if such successor had been named as the Company or such Guarantor, as the case may be, herein, in the Securities and/or in the Subsidiary Guarantee, as the case may be, and the Company or such Guarantor, as the case may be, shall be discharged from all obligations and covenants under this Indenture and the Securities or its Subsidiary Guarantee, as the case may be; provided that in the case of a transfer by lease or a sale of substantially all of the assets of the Company or a Guarantor that results in the sale, assignment, conveyance, transfer or other disposition of assets constituting or accounting for less than 95% of the consolidated assets, revenues or consolidated net income (loss) of the Company or such Guarantor, as the case may be, the predecessor shall not be released from the payment of principal and interest on the Securities or its Subsidiary Guarantee, as the case may be.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES


SECTION 901.  Supplemental Indentures and Agreements Without Consent of Holders.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, the Guarantors, when authorized by their respective Board Resolutions, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto or agreements or other instruments with respect to this Indenture, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company or any Guarantor and the assumption by any such successor of the covenants of the Company or any Guarantor herein and in the Securities or Subsidiary Guarantees, as the case may be; or

                  (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                  (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

                  (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

                  (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or

                  (6) to secure the Securities; or

                  (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611; or

                  (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (9) shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

                  (10) to add new Guarantors.

SECTION 902.  Supplemental Indentures With Consent of Holders.

         Except as permitted by Section 901, with the consent of the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company, the Guarantors, if any, and the Trustee, the Company, when authorized by a Board Resolution, the Guarantors, if any, when authorized by their respective Board Resolutions and the Trustee may (i) enter into an indenture or indentures supplemental hereto or agreements or other instruments with respect to this Indenture, in form satisfactory to the Trustee for the purpose of adding any provisions to or amending, modifying or changing in any manner or eliminating any of the provisions of this Indenture (including, but not limited to, for the purpose of modifying in any manner the rights of the Holders of Securities of such series under this Indenture) or (ii) waive compliance with any provision in this Indenture (other than waivers of past Defaults covered by Section 513 and waivers of covenants which are covered by
Section 1009); provided, however, that no such supplemental indenture agreement or instrument shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or in the case of an offer to purchase Securities which has been made pursuant to a covenant contained in this Indenture, on or after the applicable purchase date);

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver or compliance with certain provisions of this Indenture;

                  (3) modify any of the provisions of this Section 902, Section 513 or Section 1009, except to increase any such percentage of Outstanding Securities required for any such actions or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 902 and Section 1009, or the deletion of this proviso, in accordance with the requirements of Sections 611 and 901(8);

                  (4) except as otherwise permitted under Article Eight, consent to the assignment or transfer by the Company or any Guarantor of any of its rights and obligations hereunder;

                  (5) amend or modify any of the provisions of this Indenture in any manner which subordinates the Securities issued hereunder in right of payment to any other Indebtedness of the Company or which subordinates any Subsidiary Guarantee in right of payment to any other Indebtedness of the Guarantor issuing such Subsidiary Guarantee; or

                  (6) following the making of an offer to purchase Securities which has been made pursuant to a covenant contained in this Indenture, modify the provisions of this Indenture with respect to such offer to purchase in a manner adverse to such Holder. A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  Upon a Company Request accompanied by a copy of a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.  Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture, agreement, instrument or waiver permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Trust Indenture Act Sections 315(a) through 315(d) and Section 603(1) hereof) shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of such supplemental indenture, agreement or instrument (i) is authorized or permitted by this Indenture and (ii) does not violate the provisions of any agreement or instrument evidencing any other Indebtedness of the Company, any Guarantor or any other Significant Subsidiary. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture, agreement or instrument which affects the Trustee's own rights, duties or immunities under this Indenture, any Subsidiary Guarantee or otherwise.

SECTION 904.  Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.  Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906.  Reference in Securities to Supplemental Indentures.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company, if applicable the Subsidiary Guarantees may be endorsed thereon and such new Securities may be authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001.  Payment of Principal, Premium and Interest.

         The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of, premium, if any, and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

SECTION 1002.  Maintenance of Office or Agency.

         The Company shall maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company or any Guarantor in respect of the Securities of that series or any Subsidiary Guarantee and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company and each Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.  Money for Securities Payments to Be Held in Trust.

         If the Company or any of its Affiliates shall at any time act as Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Holders entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents, and if the Company or any of its Affiliates are not acting as Paying Agent for any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum in same day funds sufficient to pay such amount so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, or any premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         If the Company is not acting as Paying Agent, the Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) hold all sums held by it for the payment of the principal of, and any premium or interest on the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided, (ii) give the Trustee notice of any default by the Company, any Guarantor, if any, or other obligor upon the Securities of that series in the making of any payment of principal of or any premium or interest on the Securities, (iii) during the continuance of any default by the Company, the Guarantors, if applicable, or any other obligor upon the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series, and (iv) acknowledge, accept and agree to comply in all respects with the provisions of this Indenture relating to the duties, rights and liabilities of such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall promptly be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, New York, and mail to each Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, publication and mailing any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.  Statement by Officers as to Default.

         (1) The Company will deliver to the Trustee on or before a date not more than 120 days after the end of each fiscal year of the Company ending after the date hereof, and 60 days after the end of each fiscal quarter ending after the date hereof, a written statement signed by two executive officers of the Company, and the Guarantors, one of whom shall be the principal executive officer, principal financial officer or principal accounting officer of the Company and the Guarantors, as to compliance herewith, including whether or not, after a review of the activities of the Company during such year and of the Company's and each Guarantor's performance under this Indenture, to the best knowledge, based on such review, of the signers thereof, the Company and each Guarantor have fulfilled all of their respective obligations and are in compliance with all conditions and covenants under this Indenture throughout such year, and, if there has been a default hereunder, specifying each default and the nature and status thereof and any actions being taken by the Company thereto.

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

         (2) When any Default or Event of Default has occurred and is continuing, or if the Trustee or any Holder or the trustee for or the holder of any other evidence of Indebtedness of the Company or any Subsidiary gives any notice or takes any other action with respect to a claimed default the Company shall deliver to the Trustee by registered or certified mail or facsimile transmission followed by an originally executed copy of an Officers' Certificate specifying such Default, Event of Default, notice or other action, the status thereof and what actions the Company is taking or proposes to take with respect thereto, within five Business Days after the occurrence of such Default or Event of Default.

SECTION 1005.  Existence.

         Subject to Article Eight, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence and related rights and franchises (charter and statutory) of the Company and each Guarantor; provided, however, that the Company shall not be required to preserve any such right or franchise or the corporate existence of any Guarantor if the Board of Directors of the Company shall determine that the preservation thereof is no longer necessary or desirable in the conduct of the business of the Company and its Subsidiaries as a whole; and provided further, however, that the foregoing shall not prohibit a sale, transfer or conveyance of a Subsidiary or any of its assets in compliance with the terms of this Indenture.

SECTION 1006.  Maintenance of Properties.

         The Company will cause all material properties owned by the Company or any of its Subsidiaries or used or held for use in the conduct of its business or the business of any of its Subsidiaries to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the reasonable judgment of the Company may be consistent with sound business practice and necessary so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the maintenance of any of such properties if such discontinuance is, in the reasonable judgment of the Company, desirable in the conduct of its business or the business of any Subsidiaries; and provided, further, however, that the foregoing shall not prohibit a sale, transfer or conveyance of a Subsidiary or any of its assets in compliance with the terms of this Indenture.

SECTION 1007.  Payment of Taxes and Other Claims.

         The Company shall pay or discharge or cause to be paid or discharged, on or before the date the same shall become due and payable, (i) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries shown to be due on any return of the Company or of its Subsidiaries or otherwise assessed, or upon the income, profits or property of the Company or any of its Subsidiaries if failure to pay or discharge the same could reasonably be expected to have a material adverse effect on the ability of the Company or any

Guarantor to perform its obligations hereunder, and (ii) all lawful claims for labor, materials and supplies, which, if unpaid, would by law become a Lien upon the property of the Company or any of its Subsidiaries if failure to pay or discharge the same could reasonably be expected to have a material adverse effect on the ability of the Company or any Guarantor to perform its obligations hereunder; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings properly instituted and diligently conducted and in respect of which appropriate reserves (in the good faith judgment of management of the Company) are being maintained in accordance with generally accepted accounting principles.

SECTION 1008.  Maintenance of Insurance.

         The Company shall, and shall cause its Subsidiaries to, keep at all times all of their properties which are of an insurable nature insured against loss or damage with insurers believed by the Company in good faith to be financially sound and responsible, against loss or damage, to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in the same general geographic areas in which the Company and its Subsidiaries operate, except where the failure to do so could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or prospects of the Company and its Subsidiaries, taken as a whole.

SECTION 1009.  Waiver of Certain Covenants.

         Except as otherwise specified as contemplated by Section 301 for Securities of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 301(21), 901(2) or 901(7) for the benefit of the Holders of such series if before the time for such compliance, the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101.  Applicability of Article.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Securities) in accordance with this Article.

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

SECTION 1102.  Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities. In case of any redemption at the election of the Company of less than all the Securities of any series (including any such redemption affecting only a single Security), the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

SECTION 1103.  Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

         The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

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

SECTION 1104.  Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price, and

                  (6) that the redemption is for a sinking fund, if such is the case.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

SECTION 1105.  Deposit of Redemption Price.

         On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1106.  Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the

Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1107.  Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, if applicable to Guarantors shall execute the Subsidiary Guarantee endorsed thereon, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                 ARTICLE TWELVE

                             [INTENTIONALLY DELETED]



                                ARTICLE THIRTEEN

                              SUBSIDIARY GUARANTEE

SECTION 1301.  Applicability of Article.

         Unless the Company elects to issue any series of Securities without the benefit of the Subsidiary Guarantees, which election shall be evidenced in or pursuant to the Board Resolution or supplemental indenture establishing such series of Securities pursuant to Section 301, the provisions of this Article shall be applicable to each series of Securities except as otherwise specified in or pursuant to the Board Resolution or supplemental indenture establishing such series pursuant to Section 301.

SECTION 1302.  Subsidiary Guarantee.

         (1) Subject to Section 1301, each Guarantor hereby, jointly and severally, fully and unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by acceleration, call for redemption, offer to purchase or otherwise, in accordance with the terms of such Security and of this Indenture, and each Guarantor similarly guarantees to the Trustee the payment of all amounts owing to the Trustee in accordance with the terms of this Indenture. In case of the failure of the Company punctually to make any such payment, each Guarantor hereby, jointly and severally, agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, offer to purchase or otherwise, and as if such payment were made by the Company.

         (2) Each of the Guarantors hereby jointly and severally agrees that its obligations hereunder shall be absolute, unconditional, irrespective of, and shall be unaffected by, the validity, regularity or enforceability of such Security or this Indenture, the absence of any action to enforce the same or any release, amendment, waiver or indulgence granted to the Company or any guarantor or any consent to departure from any requirement of any other guarantee of all or any of the Securities of such series or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such release, amendment, waiver or indulgence shall, without the consent of such Guarantor, increase the principal amount of such Security, or increase the interest rate thereon, or alter the Stated Maturity thereof. Each of the Guarantors hereby waives the benefits of diligence, presentment, demand for payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Subsidiary Guarantee will not be discharged in respect of such Security except by complete performance of the obligations contained in such Security and in such Subsidiary Guarantee. Each Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities of a series, to collect interest on the Securities of a series, or to enforce or exercise any other right or remedy with respect to the Securities of a series, such Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

         (3) The indebtedness of each Guarantor evidenced by the Subsidiary Guarantees is, to the extent provided in this Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of each Guarantor, and the Subsidiary Guarantees are issued subject to the provisions of this Indenture with respect thereto. Each Holder of such Security, by accepting the same, will be deemed to have (i) agreed to and be bound by such provisions, (ii) authorized and directed the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (iii) appointed the Trustee his attorney-in-fact for any and all such purposes.

         (4) Each Guarantor shall be subrogated to all rights of the Holders of the Securities upon which its Subsidiary Guarantee is endorsed against the Company in respect of any amounts paid by such Guarantor on account of such Security pursuant to the provisions of its Subsidiary Guarantee or this Indenture; provided, however, that no Guarantor shall be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on all Securities of the relevant series issued hereunder shall have been paid in full.

         (5) Each Guarantor that makes or is required to make any payment in respect of its Subsidiary Guarantee shall be entitled to seek contribution from the other Guarantors to the extent permitted by applicable law; provided, however, that no Guarantor shall be entitled to enforce or receive any payments arising out of, or based upon, such right of contribution until the principal of (and premium, if any) and interest on all Securities of the relevant series issued hereunder shall have been paid in full.

         (6) Each Subsidiary Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities of a series, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any Holder of the Securities, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

SECTION 1303.  Execution and Delivery of Subsidiary Guarantees.

         The Subsidiary Guarantees to be endorsed on the Securities shall include the terms of the Subsidiary Guarantee set forth in Section 1302 and any other terms that may be set forth in the form established pursuant to Section
204. Subject to Section 1301, each of the Guarantors hereby agrees to execute its Subsidiary Guarantee, in a form established pursuant to Section 204, to be endorsed on each Security authenticated and delivered by the Trustee.

         The Subsidiary Guarantee shall be executed on behalf of each respective Guarantor by any two of such Guarantor's Chairman of the Board, Vice Chairman of the Board, Chief

Executive Officer, President, one of its Vice Presidents, or its Secretary. The signature of any or all of these persons on the Subsidiary Guarantee may be manual or facsimile.

         A Subsidiary Guarantee bearing the manual or facsimile signature of individuals who were at any time the proper officers of a Guarantor shall bind such Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Security on which such Subsidiary Guarantee is endorsed or did not hold such offices at the date of such Subsidiary Guarantee.

         The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantee endorsed thereon on behalf of the Guarantors and shall bind each Guarantor notwithstanding the fact that Subsidiary Guarantee does not bear the signature of such Guarantor. Each of the Guarantors hereby jointly and severally agrees that its Subsidiary Guarantee set forth in Section 1302 and in the form of Subsidiary Guarantee established pursuant to Section 204 shall remain in full force and effect notwithstanding any failure to endorse a Subsidiary Guarantee on any Security.

SECTION 1304.  Release of Guarantors.

         Unless otherwise specified pursuant to Section 301 with respect to a series of Securities, each Subsidiary Guarantee will remain in effect with respect to the respective Guarantor until the entire principal of, premium, if any, and interest on the Securities to which such Subsidiary Guarantee relates shall have been paid in full or otherwise discharged in accordance with the provisions of such Securities and this Indenture and all amounts owing to the Trustee hereunder have been paid; provided, however, that if (i) such Guarantor ceases to be a Subsidiary in compliance with the applicable provisions of this Indenture, (ii) the Securities are defeased and discharged pursuant to Section 1502 or (iii) all or substantially all of the assets of such Guarantor or all of the Capital Stock of such Guarantor are sold (including by issuance, merger, consolidation or otherwise) by the Company or any Subsidiary in a transaction complying with the requirements of this Indenture, then, in each case of (i),
(ii) or (iii), upon delivery by the Company of an Officers' Certificate and an Opinion of Counsel stating that all conditions precedent herein provided for relating to the release of such Guarantor from its obligations under its Subsidiary Guarantee and this Article Thirteen have been complied with, such Guarantor or the Person acquiring such assets (in the event of a sale or other disposition of all or substantially all of the assets or Capital Stock of such Guarantor) shall be released and discharged of its obligations under its Subsidiary Guarantee and under this Article Thirteen without any action on the part of the Trustee or any Holder, and the Trustee shall execute any documents reasonably required in order to acknowledge the release of such Guarantor from its obligations under its Subsidiary Guarantee endorsed on the Securities of a series and under this Article Thirteen.

SECTION 1305.  Additional Guarantors.

         Unless otherwise specified pursuant to Section 301 with respect to a series of Securities, the Company will cause any Subsidiary of the Company that becomes a Subsidiary after the date the Securities of a series are first issued hereunder to become a Guarantor as soon as practicable after such Subsidiary becomes a Subsidiary. The Company shall cause any such Subsidiary to become a Guarantor with respect to the Securities by executing and delivering to the Trustee (i) a supplemental indenture, in form and substance satisfactory to the Trustee, which subjects such Person to the provisions (including the representations and warranties) of this Indenture as a Guarantor and (ii) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such Person and such supplemental indenture and such Person's obligations under its Subsidiary Guarantee and this Indenture constitute the legal, valid, binding and enforceable obligations of such Person (subject to such customary exceptions concerning creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion).



                                ARTICLE FOURTEEN

                             [INTENTIONALLY DELETED]


                                 ARTICLE FIFTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1501.  Company's Option to Effect Defeasance or Covenant Defeasance.

         The Company may elect, at its option, at any time to have, Section 1502 or Section 1503 applied to any Securities or any series of Securities, as the case may be, designated pursuant to Section 301 as being defeasible pursuant to such Section 1502 or 1503, in accordance with any applicable requirements provided pursuant to Section 301 and, upon compliance with the conditions set forth below in this Article Fifteen (the "Defeased Securities"). Any such election shall be evidenced in or pursuant to a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities.

SECTION 1502.  Defeasance and Discharge.

         Upon the Company's exercise under Section 1501 of the option (if any) applicable to this Section 1502, the Company, each Guarantor and any other obligor upon the Securities, if any, shall be deemed to have been discharged from its obligations with respect to the Defeased Securities on the date the conditions set forth in Section 1504 below are satisfied hereinafter ("Defeasance"). For this purpose, such Defeasance means that the Company, each Guarantor and any other obligor under this Indenture shall be deemed to have paid and discharged the entire Indebtedness represented by the Defeased Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1505 and the other Sections of this Indenture referred to in
(i) and (ii) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company and upon Company Request, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holder of Defeased Securities to receive, solely from the trust fund described in Section 1504 and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on, such Securities, when such payments are due, (ii) the Company's obligations with respect to such Defeased Securities under Sections 304, 305, 306, 1002 and 1003,
(iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, the Trustee's rights under Section 607, and (iv) this Article Fifteen. Subject to compliance with this Article Fifteen, the Company may exercise its option (if any) under this Section 1502 notwithstanding the prior exercise of its option (if any) under Section 1503 with respect to such Securities.

SECTION 1503.  Covenant Defeasance.

         Upon the Company's exercise under Section 1501 of the option (if any) applicable to this Section 1503, the Company and each Guarantor shall be released from its obligations under any covenant or provision contained or referred to in Sections 1006 through 1008, inclusive, the provisions of clause
(iii) of Section 801 (1), and any covenants or provisions provided pursuant to
Section 301(21), 901(2), 902(5) or 901(7) for the benefit of the Holders of such Securities with respect to the Defeased Securities, on and after the date the conditions set forth in Section 1504 below are satisfied (hereinafter, "Covenant Defeasance"), and the Defeased Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such Covenant Defeasance means that, with respect to the Defeased Securities, the Company and each Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in or provided pursuant to any such Section, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 50l, (4), (5), (6) or (10) but, except as specified above, the remainder of this Indenture and such Defeased Securities shall be unaffected thereby.

SECTION 1504.  Conditions to Defeasance or Covenant Defeasance.

         The following shall be the conditions to the application of Section 1502 or Section 1503 to any Securities or any series of Securities, as the case may be:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee that satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article Fifteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, money, cash in United States dollars or U.S. Government Obligations or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants or a nationally recognized investment banking firm expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee or any such other qualifying trustee to pay and discharge, the principal of, premium, if any, and interest on, such Securities on the Stated Maturities of such principal or interest (or on any date after which such Securities or series of Securities, as the case may be defeased as designated pursuant to Section 301 (such date being referred to as the "Defeasance Redemption Date") if at or prior to electing to either its option applicable to Section 1502 or its option applicable to Section 1503, the Company has delivered to the Trustee an irrevocable notice to redeem such Securities on the Defeasance Redemption Date). For this purpose, "U.S. Government Obligation" means (x) any security which is
         (i) a direct obligation of the United States of America for the timely payment of which its full faith and credit is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, is not callable or redeemable at the option of the issuer thereof, and shall also include (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depositary receipt;

                  (2) In the case of an election under Section 1502, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
         (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of such Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would be the case if such Defeasance had not occurred;

                  (3) In the case of an election under Section 1503, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amount, in the same manner and at the same times as would be the case if such Covenant Defeasance had not occurred;

                  (4) No Default or Event of Default shall have occurred and be continuing on the date of such deposit or insofar as Section 501(7) or
         (8) is concerned, at any time during the period ending on the 91st days after the date of deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period) (other than a Default which results from the borrowing of amounts to finance the defeasance and which borrowing does not result in a breach or violation of, or constitute a default, under any other material agreement or instrument to which the Company or any Significant Subsidiary Guarantor is a party or to which it is bound);

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

                  (5) The Company shall have delivered to the Trustee an Officer's Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit;

                  (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee for the Securities to have a conflicting interest in violation of and for purposes of the Trust Indenture Act (with respect to any other securities of the Company or any Guarantor);

                  (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture any other material agreement or instrument to which the Company, any Guarantor or any Significant Subsidiary is a party or by which it is bound;

                  (8) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under such Act or exempt from registration thereunder;

                  (9) The Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States to the effect that (assuming that no Holder of any Securities would be considered an insider of the Company under any applicable bankruptcy or insolvency law) after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

                  (10) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of the Securities or any Subsidiary Guarantee over the other creditors of the Company or any Guarantor with the intent of defeating, hindering, delaying or defrauding creditors of the Company, any Guarantor or others;

                  (11) No event or condition shall exist that would prevent the Company from making payments of the principal of, premium, if any, and interest on the Securities on the date of such deposit or at any time ending on the 91st day after the date of such deposit; and

                  (12) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Independent Counsel, each stating that all conditions precedent provided for relating to either the Defeasance under Section 1502 or the Covenant Defeasance under
         Section 1503 (as the case may be) have been complied with.

         Opinions of Counsel or Opinions of Independent Counsel required to be delivered under this Section shall be in form and substance reasonably satisfactory to the Trustee may have qualifications customary for opinions of the type required and counsel delivering such opinions may rely on certificates of the Company or government or other officials customary for opinions

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

of the type required, which certificates shall be limited as to matters of fact, including that various financial covenants have been complied with.

SECTION 1505. Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions.

         Subject to the provisions of the last paragraph of Section 1003, all money, United States dollars and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for the purposes of this Section and Section 1506, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 1504 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (excluding the Company or any of its Affiliates acting as its own Paying Agent), as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1504 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is imposed, assessed or for the account of the Holders of Outstanding Securities.

         Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money, United States dollars or U.S. Government Obligations held by it as provided in Section 1504 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance.

SECTION 1506.  Reinstatement.

         If the Trustee or the Paying Agent is unable to apply any money, United States dollars or U.S. Government Obligations in accordance with Section 1502 or 1503, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities and any Guarantor's obligations under any Subsidiary Guarantee shall be revived and reinstated, with present and prospective effect, as though no deposit had occurred pursuant to Section 1502 or 1503, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money, United States dollars or U.S. Government Obligations in accordance with Section 1502 or 1503, as the case may be; provided, however, that if the Company makes any payment to the Trustee or Paying Agent of principal, premium, if any, or interest on any Security following such reinstatement of its obligations, the Trustee or Paying Agent shall promptly pay and such amount to the Holders of the Securities and the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from

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

the money, United States dollars or U.S. Government Obligations held by the Trustee or Paying Agent.


                                 ARTICLE SIXTEEN

                                  SINKING FUNDS

SECTION 1601.  Applicability of Article.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 301 for such Securities. The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an "optional sinking fund payment," If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1602. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.

SECTION 1602.  Satisfaction of Sinking Fund Payments with Securities.

         The Company (i) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (ii) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1603.  Redemption of Securities for Sinking Fund.

         Not less than 35 days prior to each sinking fund payment date for any Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to
Section 1602 and will also deliver to the Trustee any Securities to be so delivered. Not less than 32 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner

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

provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                            _________________________

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                          SONIC AUTOMOTIVE, INC.


                                          By:___________________________________

Attest:

________________________

                                          [Signature Blocks for Guarantors]


                                          By:___________________________________

Attest:

________________________

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

STATE OF NEW YORK)
                          )
COUNTY OF NEW YORK        )

         On the _____ day of _________, _____, before me personally came ________________, to me known, who, being by me duly sworn, did depose and say that he is ________________ of _______________________, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

__________________________


STATE OF NEW YORK         )
                          ) ss:
COUNTY OF NEW YORK        )

         On the _____ day of _________, _____, before me personally came ________________, to me known, who, being by me duly sworn, did depose and say that he is ________________ of _______________________, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.
___________________________

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

                                   SCHEDULE 1

                                   GUARANTORS


SUBSIDIARY                                                 STATE OF ORGANIZATION
----------                                                 ---------------------

Autobahn, Inc.................................................. California
Capitol Chevrolet and Imports, Inc............................. Alabama
Cobb Pontiac Cadillac, Inc..................................... Alabama
FA Service Corporation......................................... California
FAA Auto Factory, Inc.......................................... California
FAA Beverly Hills, Inc......................................... California
FAA Capitol N, Inc............................................. California
FAA Concord H, Inc............................................. California
FAA Concord N, Inc............................................. California
FAA Concord T, Inc............................................. California
FAA Dublin N, Inc.............................................. California
FAA Dublin VWD, Inc............................................ California
FAA Holding Corp............................................... California
FAA Las Vegas H, Inc........................................... Nevada
FAA Marin D, Inc............................................... California
FAA Marin F, Inc............................................... California
FAA Marin LR, Inc.............................................. California
FAA Poway D, Inc............................................... California
FAA Poway G, Inc............................................... California
FAA Poway H, Inc............................................... California
FAA Poway T, Inc............................................... California
FAA San Bruno, Inc............................................. California
FAA Santa Monica V, Inc........................................ California
FAA Serramonte H, Inc.......................................... California
FAA Serramonte L, Inc.......................................... California
FAA Serramonte, Inc............................................ California
FAA Stevens Creek, Inc......................................... California
FAA Torrance CPJ, Inc.......................................... California
FAA Woodland Hills VW, Inc..................................... California
FirstAmerica Automotive, Inc................................... Delaware
Fort Mill Chrysler-Plymouth-Dodge Inc.......................... South Carolina
Fort Mill Ford, Inc............................................ South Carolina
Franciscan Motors, Inc......................................... California
Freedom Ford, Inc.............................................. Florida
Frontier Oldsmobile-Cadillac, Inc.............................. North Carolina
HMC Finance Alabama, Inc. ..................................... Alabama
Kramer Motors Incorporated..................................... California
L Dealership Group, Inc........................................ Texas

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Marcus David Corporation....................................... North Carolina
Riverside Nissan, Inc.......................................... Oklahoma
Royal Motor Company, Inc....................................... Alabama
Santa Clara Imported Cars, Inc................................. California
Smart Nissan, Inc.............................................. California
Sonic Automotive-Bondesen, Inc................................. Florida
Sonic Automotive of Chattanooga, LLC........................... Tennessee
Sonic Automotive-Clearwater, Inc...............................  Florida
Sonic Automotive Collision Center of Clearwater, Inc.
 ............................................................... Florida
Sonic Automotive F&I, LLC...................................... Nevada
Sonic Automotive of Georgia, Inc............................... Georgia
Sonic Automotive of Nashville, LLC............................. Tennessee
Sonic Automotive of Nevada, Inc................................ Nevada
Sonic Automotive Servicing Company, LLC........................ Nevada
Sonic Automotive of Tennessee, Inc............................. Tennessee
Sonic Automotive of Texas, L.P................................. Texas
Sonic Automotive West, LLC..................................... Nevada
Sonic Automotive-1307 N. Dixie Hwy., NSB, Inc.................. Florida
Sonic Automotive-1400 Automall Drive, Columbus,
Inc............................................................ Ohio
Sonic Automotive-1455 Automall Drive, Columbus,
Inc............................................................ Ohio
Sonic Automotive-1495 Automall Drive, Columbus,
Inc............................................................ Ohio
Sonic Automotive-1500 Automall Drive, Columbus,
Inc............................................................ Ohio
Sonic Automotive-1720 Mason Ave., DB, Inc...................... Florida
Sonic Automotive-1720 Mason Ave., DB, LLC...................... Florida
Sonic Automotive-1919 N. Dixie Hwy., NSB, Inc.................. Florida
Sonic Automotive-21699 U.S. Hwy 19 N., Inc..................... Florida
Sonic Automotive-241 Ridgewood Ave., HH, Inc................... Florida
Sonic Automotive 2424 Laurens Rd., Greenville,
Inc............................................................ South Carolina
Sonic Automotive-2490 South Lee Highway, LLC................... Tennessee
Sonic Automotive 2752 Laurens Rd., Greenville,
Inc............................................................ South Carolina
Sonic Automotive-3401 N. Main, TX, L.P......................... Texas
Sonic Automotive-3700 West Broad Street,
Columbus, Inc.................................................. Ohio
Sonic Automotive-3741 S. Nova Rd., PO, Inc..................... Florida
Sonic Automotive-4000 West Broad Street,
Columbus, Inc.................................................. Ohio
Sonic Automotive-4701 I-10 East, TX, L.P....................... Texas
Sonic Automotive-5221 I-10 East, TX, L.P....................... Texas
Sonic Automotive 5260 Peachtree Industrial Blvd.,

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LLC............................................................ Georgia
Sonic Automotive-5585 Peachtree Industrial Blvd.,
LLC............................................................ Georgia
Sonic Automotive-6008 N. Dale Mabry, FL, Inc................... Florida
Sonic Automotive-6025 International Drive, LLC................. Tennessee
Sonic Automotive-9103 E. Independence, NC, LLC................. North Carolina
Sonic-2185 Chapman Rd., Chattanooga, LLC....................... Tennessee
Sonic-Camp Ford, L.P........................................... Texas
Sonic-Carrollton V, L.P........................................ Texas
Sonic Chrysler-Plymouth-Jeep, LLC.............................. North Carolina
Sonic-Classic Dodge, Inc....................................... Alabama
Sonic Dodge, LLC............................................... North Carolina
Sonic-Fitzgerald Chevrolet, LLC................................ North Carolina
Sonic-FM Automotive, LLC....................................... Florida
Sonic-FM , Inc................................................. Florida
Sonic-FM Nissan, Inc........................................... Florida
Sonic-FM VW, Inc............................................... Florida
Sonic-Fort Worth T, L.P........................................ Texas
Sonic-Freeland, Inc............................................ Florida
Sonic-Global Imports, L.P...................................... Georgia
Sonic-Glover, Inc.............................................. Oklahoma
Sonic-Integrity Dodge LV, LLC.................................. Nevada
Sonic-Las Vegas C East, LLC.................................... Nevada
Sonic-Las Vegas C West, LLC.................................... Nevada
Sonic-Lloyd Nissan, Inc........................................ Florida
Sonic-Lloyd Pontiac-Cadillac, Inc.............................. Florida
Sonic-Lute Riley, L. P......................................... Texas
Sonic-Manhattan Fairfax, Inc................................... Virginia
Sonic-Manhattan Waldorf, Inc................................... Maryland
Sonic-Montgomery FLM, Inc...................................... Alabama
Sonic-Newsome Chevrolet World, Inc............................. South Carolina
Sonic-Newsome of Florence, Inc................................. South Carolina
Sonic-North Charleston, Inc.................................... South Carolina
Sonic-North Charleston Dodge, Inc.............................. South Carolina
Sonic Peachtree Industrial Blvd., L.P.......................... Georgia
Sonic-Reading, L.P............................................. Texas
Sonic-Richardson F, L.P........................................ Texas
Sonic-Riverside, Inc........................................... Oklahoma
Sonic-Riverside Auto Factory, Inc.............................. Oklahoma
Sonic-Rockville Imports, Inc................................... Maryland
Sonic-Rockville Motors, Inc.................................... Maryland
Sonic-Sam White Nissan, L.P.................................... Texas
Sonic-Sam White Oldsmobile, L.P................................ Texas
Sonic-Shottenkirk, Inc......................................... Florida
Sonic-Stevens Creek B, Inc..................................... California
Sonic-Superior Oldsmobile, LLC................................. Tennessee

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

Sonic of Texas, Inc............................................ Texas
Sonic-Volvo LV, LLC............................................ Nevada
Sonic-Williams Buick, Inc...................................... Alabama
Sonic-Williams Cadillac, Inc................................... Alabama
Sonic-Williams Imports, Inc.................................... Alabama
Sonic-Williams Motors, LLC..................................... Alabama
Speedway Chevrolet, Inc........................................ Oklahoma
SRE Alabama-2, LLC............................................. Alabama
SRE Alabama-3, LLC............................................. Alabama
SRealEstate Arizona-1, LLC..................................... Arizona
SRealEstate Arizona-2, LLC..................................... Arizona
SRealEstate Arizona-3, LLC..................................... Arizona
SRealEstate Arizona-4, LLC..................................... Arizona
SRE Florida-1, LLC............................................. Florida
SRE Florida-2, LLC............................................. Florida
SRE Florida-3, LLC............................................. Florida
SRE Georgia-1, L.P............................................. Georgia
SRE Georgia-2, L.P............................................. Georgia
SRE Georgia-3, L.P............................................. Georgia
SRE Holding, LLC............................................... North Carolina
SRE Nevada-1, LLC.............................................. Nevada
SRE Nevada-2, LLC.............................................. Nevada
SRE Nevada-3, LLC.............................................. Nevada
SRE South Carolina-1, LLC...................................... South Carolina
SRE South Carolina-2, LLC...................................... South Carolina
SRE Tennessee-1, LLC........................................... Tennessee
SRE Tennessee-2, LLC........................................... Tennessee
SRE Tennessee-3, LLC........................................... Tennessee
SRE Texas-1, L.P............................................... Texas
SRE Texas-2, L.P............................................... Texas
SRE Texas-3, L.P............................................... Texas
SRE Virginia-1, LLC............................................ Virginia
Stevens Creek Cadillac, Inc.................................... California
Town and Country Chrysler-Plymouth-Jeep, LLC................... Tennessee
Town and Country Chrysler-Plymouth-Jeep of
Rock Hill, Inc................................................. South Carolina
Town and Country Dodge of Chattanooga, LLC..................... Tennessee
Town and Country Ford, Incorporated............................ North Carolina
Town and Country Ford of Cleveland, LLC........................ Tennessee
Town and Country Jaguar, LLC................................... Tennessee
Transcar Leasing, Inc.......................................... California
Village Imported Cars, Inc..................................... Maryland
Windward, Inc.................................................. Hawaii

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